EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Equinox Funds Trust does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of Equinox Campbell Strategy Fund for the period ended September 30, 2018, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Equinox Campbell Strategy Fund for the stated period.

/s/ Robert J. Enck Robert J. Enck Principal Executive Officer, Equinox Funds Trust	/s/ Laura Latella Laura Latella Principal Financial Officer, Equinox Funds Trust
Dated: 12/5/18	Dated: 12/5/18

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Equinox Funds Trust for purposes of Section 18 of the Securities Exchange Act of 1934.